EXHIBIT 10.27

                               AMENDMENT NO. 15
                        TO MASTER REPURCHASE AGREEMENT

           Amendment No. 15, dated as of April 22, 2004 (this "Amendment"), between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer") and UNITED FINANCIAL MORTGAGE CORP. (the "Seller").

                                   RECITALS
                                   --------

           The Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of August 29, 2001, as amended by Amendment No. 1, dated as of August 28, 2002, Amendment No. 2, dated as of September 3, 2002, Amendment No. 3, dated as of September 26, 2002, Amendment No. 4, dated as of October 1, 2002, Amendment No. 5, dated as of December 2, 2002, Amendment No. 6 dated as of January 30, 2003, Amendment No. 7, dated as of March 15, 2003, Amendment No. 8, dated as of May 30, 2003, Amendment No. 9, dated as of July 16, 2003, Amendment No. 10, dated as of July 23, 2003, Amendment No. 11, dated as of August 27, 2003, Amendment No. 12, dated as of December 16, 2003, Amendment No. 13, dated as of February 2, 2004 and Amendment No. 14, dated as of March 31, 2004 (the "Existing Repurchase Agreement"; as amended by this Amendment, the "Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

           The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

           Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

           Section 1. Increased Maximum Aggregate Purchase Price Period. For purposes of this Amendment, this Section 1 will be effective only during the Increased Maximum Aggregate Purchase Price Period.

           1.1 Definitions.

           (a) Section 2 of the Existing Repurchase Agreement is hereby temporarily amended by adding the following defined terms, which amendment shall be effective solely during the Increased Maximum Aggregate Purchase Price Period (as defined below):

           ""Increased Maximum Aggregate Purchase Price Period" shall mean the period beginning on April 22, 2004 through and including August 26, 2004."

           (b) Section 2 of the Existing Repurchase Agreement is hereby temporarily amended by deleting the definition of "Maximum Aggregate Purchase Price" in its entirety and replacing it with the following language, which amendment shall be effective solely during the Increased Maximum Aggregate Purchase Price Period:

           ""Maximum Aggregate Purchase Price" means ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000)."

           Section 2.  Permanent Amendments.  Section  2   of  the   Existing
 Repurchase Agreement is hereby amended by deleting the definition of "Market Value" in its entirety and replacing it with the following:

           "Market Value" means, with respect to any Purchased Mortgage Loan as of any date of determination, the whole loan servicing retained fair market value of such Purchased Mortgage Loan on such date as determined by Buyer (or an Affiliate thereof) in its sole discretion. Without limiting the generality of the foregoing, Seller acknowledges that the Market Value of a Purchased Mortgage Loan may be reduced to zero by Buyer if:

           (i) a breach of a representation, warranty or covenant made by Seller in this Agreement with respect to such Purchased Mortgage Loan has occurred and is continuing;

           (ii) such Purchased Mortgage  Loan is  more than  (a) twenty  nine
      (29) days past due, other than a Non-Performing Mortgage Loan or (b) one hundred eighty (180) days past due or foreclosed upon or otherwise liquidated for Non-Performing Mortgage Loans;

           (iii) such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement (other than to a Take-out Investor pursuant to a Bailee Letter) for a period in excess of ten (10) calendar days;

           (iv) such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement to a Take-out Investor pursuant to a Bailee Letter for a period in excess of 45 calendar days;

           (v) such Purchased Mortgage Loan has been subject to a Transaction hereunder for a period of greater than (a) 60 days for all Mortgage Loans other than Aged Loans (b) 90 days with respect to each Ninety Day Aged Loan or (c) 180 days with respect to each One Hundred Eighty Day Aged Loan;

           (vi) such Purchased Mortgage Loan is a Repurchased Mortgage Loan which has been subject to a Transaction hereunder for a period of greater than 180 days;

           (vii) such Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for which the Wet-Ink Documents have not been delivered to the Custodian on or prior to the seventh Business Day after the related Purchase Date;

           (viii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the sum of the Purchase Price of all (A) Non-Performing Mortgage Loans and (B) Repurchased Mortgage Loans that are, in either case, Purchased Mortgage Loans exceeds $2,000,000;

           (ix) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Ninety Day Aged Loans that are Purchased Mortgage Loans exceeds $7.5 million;

           (x) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all One Hundred Eighty Day Aged Loans that are Purchased Mortgage Loans exceeds $500,000;

           (xi) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Second Lien Mortgage Loans that are Purchased Mortgage Loans exceeds $3.75 million;

           (xii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Alt A Mortgage Loans that are Purchased Mortgage Loans exceeds $40 million;

           (xiii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Sub-Prime Mortgage Loans that are Purchased Mortgage Loans exceeds $30 million;

           (xiv) during the first five (5) Business Days and the last five (5) Business Days of each calendar month, when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Wet-Ink Mortgage Loans that are Purchased Mortgage Loans exceeds 40% of the Maximum Aggregate Purchase Price;

           (xv) other than during the first five (5) Business Days and the last five (5) Business Days of each calendar month, when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Wet-Ink Mortgage Loans that are Purchased Mortgage Loans exceeds 30% of the Maximum Aggregate Purchase Price; or

           (xvi) such Purchased Mortgage Loan is no longer acceptable for purchase by Buyer (or an Affiliate thereof) under any of the flow purchase or conduit programs for which Seller then has been approved due to a Requirement of Law relating to consumer credit laws or otherwise.

           Section 3. Conditions  Precedent.   This  Amendment  shall  become
 effective on April 22, 2004 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

           3.1 Delivered  Documents.   On the  Amendment Effective  Date, the
 Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

           (a) this Amendment, executed and delivered by a duly authorized officer of the Buyer and Seller;

           (b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

           Section 4. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

           Section 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

           Section 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.


           Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                           [SIGNATURE PAGE FOLLOWS]



           IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


 Buyer: CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Buyer

                             By:________________________________
                                Name:
                                Title:


 Seller:                     UNITED FINANCIAL MORTGAGE CORP.,
                             as Seller

                             By:________________________________
                                Name:
                                Title: